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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                      __________________________________


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 3, 1999



                                   EXX INC.
            (Exact name of registrant as specified in its charter)


         NEVADA                     1-5654                   880325271
    (State or other            (Commission File           (I.R.S. Employer
    jurisdiction of                Number)                 Identification
     organization)                                            Number)



         1350 EAST FLAMINGO, SUITE 689
                LAS VEGAS, NEVADA                       89119
    (Address of principal executive offices)         (Zip Code)



     Registrant's telephone number, including area code:  (702) 598-3223




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ITEM 5.     OTHER EVENTS.

            See Press Release attached as Exhibit 99.1 regarding a declaration of a four to one dividend of the Company's Class A common stock on shares of the Company's Class A and Class B common stock.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial statements.  Not applicable.
                  --------------------

            (b)   Pro forma financial information.  Not applicable.
                  -------------------------------

            (c)   Exhibits.  See Exhibit Index.
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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 16, 1999


                                     EXX INC.



                                     By:    /s/ David A. Segal
                                         --------------------------------------
                                         Name:  David A. Segal
                                         Title: Chairman




                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated as of December 3, 1999.